The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio $4,667
Janus Aspen Worldwide Growth Portfolio $28,773

Service Class
Janus Aspen International Growth Portfolio $3,863
Janus Aspen Worldwide Growth Portfolio $2,115

Service II Class
Janus Aspen International Growth Portfolio $559
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio $6,342
Janus Aspen Mid Cap Value Portfolio $253

Service Class
Janus Aspen Flexible Income Portfolio $390
Janus Aspen Mid Cap Value Portfolio $799

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio $0.2205
Janus Aspen Worldwide Growth Portfolio $0.2637

Service Class
Janus Aspen International Growth Portfolio $0.2042
Janus Aspen Worldwide Growth Portfolio $0.2360

Service II Class
Janus Aspen International Growth Portfolio $0.2043
Janus Aspen Worldwide Growth Portfolio $0.2418

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio $0.1505
Janus Aspen Mid Cap Value Portfolio $0.4623

Service Class
Janus Aspen Flexible Income Portfolio $0.1505
Janus Aspen Mid Cap Value Portfolio $0.4623

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio:1,292
Janus Aspen International Growth Portfolio: 17,106
Janus Aspen Worldwide Growth Portfolio: 93,056

Service Class
Janus Aspen Global Technology Portfolio: 42,592
Janus Aspen International Growth Portfolio: 18,512
Janus Aspen Worldwide Growth Portfolio: 8,866

Service II Class
Janus Aspen Global Technology Portfolio: 7,576
Janus Aspen International Growth Portfolio: 2,663
Janus Aspen Worldwide Growth Portfolio: 0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $3.42
Janus Aspen International Growth Portfolio $27.19
Janus Aspen Worldwide Growth Portfolio $26.78

Service Class
Janus Aspen Global Technology Portfolio $3.55
Janus Aspen International Growth Portfolio $26.94
Janus Aspen Worldwide Growth Portfolio $26.62

Service II Class
Janus Aspen Global Technology Portfolio $3.62
Janus Aspen International Growth Portfolio $27.11
Janus Aspen Worldwide Growth Portfolio $26.70